UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): February 7, 2008

NANOPHASE TECHNOLOGIES

CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 0-22333

Delaware	36-3687863
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

1319 Marquette Drive, Romeoville, Illinois 60446

(Address of Principal Executive Offices, Including Zip Code)

(630) 771-6700

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
Signature(s)
Press Release

Items to be Included in this Report

Item 2.02.	Results of Operations and Financial Condition

On February 7, 2008, the Company issued a press release announcing financial results for the fiscal year 2007. A copy of the press release is being furnished as Exhibit 99.1 to this report.

Item 9.01.	Financial Statements and Exhibits

Exhibit 99.1	Press Release dated February 7, 2008

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Nanophase Technologies Corporation

Date: February 7, 2008	By:	/s/ JESS JANKOWSKI
JESS JANKOWSKI
Chief Financial Officer